UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

Summit GNMA Fund	October 31, 2009

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Conditions in the financial system continued to improve over the past six months as the broader economy appeared to find its footing. As investors became more confident, they began to seek out higher-risk, higher-return investments, which boosted stock prices and many of the more credit-sensitive segments of the bond market. The environment was less favorable for government-backed bonds and very short-term securities, however, as the Fed’s near-zero short-term interest rate policy kept money market rates at historic lows. The Summit Cash Reserves Fund was able to eke out a small gain over the past six and 12 months thanks to its low expense posture. While the Summit GNMA Fund’s gain over the past 12 months remained quite strong, it recorded a modest gain in the past six months as investors sought higher yields.

ECONOMY AND INTEREST RATES

The steep recession that began in December 2007 finally began to ease over the past six months. Gross domestic product (GDP), which had contracted at an annualized rate of 6.4% in the first quarter of 2009, declined by only 0.7% in the second and then began to grow in the third—expanding at an annualized rate of 2.8%, according to recent estimates. The turnaround represented the impact of several factors, including increased government spending and a rebound in some export markets, particularly in Asia. The steep decline in the housing sector also appeared to reach bottom, as housing prices and home sales and construction began to advance.

Not all economic signals were flashing green by the end of the period, however. Most notably, the labor market remained exceptionally weak, with the unemployment rate reaching a 26-year high as it climbed above 10% in October. Nervous about their jobs, Americans kept their spending to a minimum and diverted a greater portion of their incomes to savings—a welcome trend in the long run but one destined to weigh on short-term growth. Credit remained difficult to obtain for many businesses, especially small ones. For these reasons, many economists predicted the economy would grow slowly out of the recession—a repeat of the “jobless recoveries” that followed the last two, more-shallow economic downturns.

The rebound in the credit markets proved much more decisive, largely due to massive and unprecedented actions taken by the Federal Reserve and Treasury Department. The influence of the Treasury Department’s Troubled Asset Relief Program (TARP) was key to the financial system’s recovery in late 2008 and early 2009 but began to wane over the past six months. As their losses on bad loans moderated and as their balance sheets began to improve, several of the largest financial institutions began to repay funds loaned to them at the height of the financial crisis. Some major banks even recorded large profits in the third quarter.

As capital injections in the banks wound down, measures to bolster particular credit markets ramped up. Among the most prominent of these was the Fed’s Term Asset-Backed Securities Loan Facility (TALF), which began operations in March. The program’s parameters were steadily expanded to support the market for bundled student, auto, credit card, small business, and eventually commercial real estate loans. The Fed also announced in March its intention to begin buying long-term Treasury securities in an effort to keep a lid on long-term interest rates and increase liquidity—a policy known as “quantitative easing.” Additionally, the central bank continued its purchases of mortgage-backed securities (MBS) issued by Fannie Mae, Freddie Mac, and Ginnie Mae, which helped keep mortgage rates near multi-decade lows.

The weak economy and the Fed’s aggressive monetary easing kept short-term interest rates near zero over the past several months. GNMA yields remained largely stable over the period, thanks to both direct Fed purchases and contained longer-term Treasury yields, which also reflected the impact of Fed buying.

SUMMIT CASH RESERVES FUND

Your fund returned 0.09% over the six months and 0.60% in the 12 months ended October 31, 2009. Although the fund’s return was very modest, it outpaced the Lipper Money Market Funds Average over both periods because of its low expenses and favorable maturity posture, or the mix of maturities in the portfolio. The longer-term returns for the fund have been attractive and have placed it consistently in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 45 out of 295, 25 out of 272, 20 out of 258, and 16 out of 202 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2009, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Money market yields continued their grind to lower levels as the Federal Reserve’s massively accommodative policy of monetary and quantitative easing remained firmly in place. Persistent demand in the face of falling supply continues to pressure all rates lower. As many investors still prefer the relative safety and liquidity of money funds, demand for money market eligible investments remains elevated. Meanwhile, the supply of such investable assets continues to dwindle as a slowing economy creates less demand for credit. Many money market issuers have cut back on their borrowing needs, and the amount of commercial paper outstanding has fallen significantly. Even the U.S. government is expected to reduce its borrowing in the Treasury bill market in favor of longer-term financing.

A brief review of money market levels shows how low borrowing rates have fallen. Yields on Treasury bills—the most liquid of all cash investments—are most telling: 90-day Treasury bills, which six months ago yielded only 0.13%, continued to fall further and ended the period yielding 0.05%. This was also the case with 90-day agency discount notes, which fell from 0.14% to 0.09%. The market benchmark 90-day London Interbank Offered Rate (Libor) fell a full percentage point to 0.28% in the past six months. Higher-quality issues, including those we invest in for the fund, trade at levels well below Libor. Thus, it is not surprising that yields on most money funds are quickly approaching 0.00%.

We have shifted the composition of the portfolio in order to capture quickly disappearing yields. In an unusual turnabout, municipal tax-exempt yields have remained higher than most taxable yields for similar maturities. We have therefore used the strength of the firm’s municipal investment professionals to invest as much as 40% of the portfolio in these opportunities. A significant portion of the portfolio is invested in some of the higher-quality names in the banking sector, and receivables-backed issues also represent major investments.

The weighted average maturity of the portfolio remains relatively long at 65 days. This interest rate posture represents our view that the Federal Reserve will maintain exceptionally low interest rates for some time to come. We believe that the economy is bottoming, but outright job creation and a falling unemployment rate will be prerequisites for the Fed to guide rates higher. The Fed’s massive expansion of its balance sheet through direct purchases of Treasury and agency debt has complicated the central bank’s exit strategy. How the Federal Reserve will shift from its current policy stance to one that is less accommodative remains quite uncertain and will be the subject of careful focus on our part in the months to come.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 3.71% over the six months and 11.52% over the 12 months ended October 31, 2009. As shown in the Performance Comparison table, the portfolio modestly outperformed the Barclays Capital U.S. GNMA Index over both periods while trailing the Lipper GNMA Funds Average. The fund’s performance continued to compare favorably with the majority of its peers, particularly over longer time periods. Based on cumulative total return, the fund was ranked 30 out of 64, 27 out of 57, 25 out of 56, and 13 out of 41 funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended October 31, 2009, respectively. Results will vary for other time periods. (Past performance cannot guarantee future results.)

Securitized bonds such as GNMAs have been a primary beneficiary of government support over the past year. This has helped GNMAs enjoy robust returns to date in 2009 after experiencing unprecedented distress at the end of 2008. As discussed earlier, the Fed’s purchases of MBS and the TALF have helped push yields lower. In addition, several investment funds have launched through the Public-Private Investment Program (PPIP), which was announced in March but became operational only recently. Because they are combined efforts between the government and private asset managers, the PPIP funds have provided strong support to the market for non-agency residential and commercial mortgage-backed securities (CMBS)—whether from real demand or from investors’ anticipation of eventual demand.

During the period, the Summit GNMA Fund benefited from careful security selection of MBS pools that respond favorably to changes in interest rates. The mix of maturities held in the fund also boosted results. We also benefited from modest allocations to non-GNMA securities, particularly AAA rated CMBS, which have performed well in the wake of the Fed’s TALF program and the anticipated bid from PPIP funds. These sectors continue to outperform as the government support seems to be outweighing deteriorating fundamentals.

Going forward, we are refocusing on relative value within our investable universe. Traditional valuation relationships—the premium investors are willing to pay for agency-backed debt, for example—seem to be resurfacing as markets normalize following the credit crisis. As higher-risk issues offer less additional yield, we have been slowly taking risk off the table and getting more defensive. We are closely monitoring the wind-down of the major government programs addressed previously in an economic environment that continues to be stressed and the related implications for securitized product sectors. We seek to outperform primarily through security selection in the GNMA sector, while adding value incrementally in non-GNMA sectors when we see attractive risk-adjusted return opportunities.

OUTLOOK

As the credit crisis (hopefully) passes into history, bond investors will have to shift their attention from the impact of new government programs to the implications of an end of government support. We are optimistic that credit markets will be able to stand on their own and, in the case of the money markets, that a return to normal will mean better returns for investors. Our primary job, however, will continue to be paying careful attention to individual securities selected for the portfolios. We are glad to have the support of an extensive expert team of internal analysts in managing risk while seeking superior returns for shareholders.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 16, 2009

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share prices to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

| | Year Ended 10/31/09‡ | 10/31/08‡ | 10/31/07‡ | 10/31/06‡ | 10/31/05‡ |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 9.43 | $ 9.58 | $ 9.57 | $ 9.60 | $ 9.90 |
| Investment activities | | | | | |
| Net investment income | 0.41 | 0.45 | 0.46 | 0.44 | 0.37 |
| Net realized and unrealized gain (loss) | 0.66 | (0.14) | 0.03 | – | (0.22) |
| Total from investment activities | 1.07 | 0.31 | 0.49 | 0.44 | 0.15 |
| Distributions | | | | | |
| Net investment income | (0.45) | (0.46) | (0.48) | (0.47) | (0.45) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 10.05** | **$ 9.43** | **$ 9.58** | **$ 9.57** | **$ 9.60** |
| **Ratios/Supplemental Data** | | | | | |
| **Total return**(1) | 11.52% | 3.24% | 5.26% | 4.72% | 1.53% |
| Ratio of total expenses to average net assets | 0.60% | 0.60% | 0.60% | 0.60% | 0.60% |
| Ratio of net investment income to average net assets | 4.17% | 4.63% | 4.86% | 4.65% | 3.78% |
| Portfolio turnover rate | 61.0% | 130.0%(2) | 92.4%(2) | 108.3%(2) | 187.2%(2) |
| Portfolio turnover rate, excluding mortgage dollar roll transactions | 61.0% | 87.1% | 83.9% | 78.3% | 107.1% |
| Net assets, end of period (in thousands) | $ 161,911 | $ 92,328 | $ 75,980 | $ 75,376 | $ 79,994 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

## Portfolio of Investments ‡

(Amounts in 000s)

| | $ Par/Shares | Value |
|---|---|---|
| **ASSET-BACKED SECURITIES 0.5%** | | |
| **Credit Card Backed 0.3%** | | |
| Discover Card Master Trust I Series 2009-A2, Class A, VR 1.545%, 2/17/15 | 510 | 512 |
| | | 512 |
| **Home Equity Loans Backed 0.2%** | | |
| Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31 | 102 | 45 |
| Chase Funding Mortgage Loan Series 2003-1, Class 1A-6 4.458%, 3/25/14 | 329 | 308 |
| | | 353 |
| Total Asset-Backed Securities (Cost $941) | | 865 |
| **NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.4%** | | |
| **Commercial Mortgage Backed Securities 2.2%** | | |
| Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2 4.83%, 8/15/38 | 500 | 515 |
| Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48 | 750 | 744 |
| GE Capital Commercial Mortgage Series 2001-1, Class A2 6.531%, 5/15/33 | 550 | 573 |
| Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 8/10/42 | 156 | 156 |
| JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3 6.26%, 3/15/33 | 358 | 369 |

| | | |
|---|---|---|
| LB-UBS Commercial Mortgage Trust<br>Series 2006-C1, Class A4<br>5.156%, 2/15/31 | 650 | 634 |
| Morgan Stanley Capital I<br>Series 2007-HQ11, Class A4, VR<br>5.447%, 2/12/44 | 225 | 187 |
| Morgan Stanley Dean Witter Capital<br>Series 2002-TOP7, Class A2<br>5.98%, 1/15/39 | 450 | 460 |
| | | 3,638 |
| **Whole Loans Backed 0.2%** | | |
| Banc of America Mortgage Securities<br>Series 2004-A, Class 2A2, CMO, ARM<br>5.443%, 2/25/34 | 84 | 78 |
| Banc of America Mortgage Securities<br>Series 2004-I, Class 3A2, ARM<br>4.855%, 10/25/34 | 40 | 36 |
| Banc of America Mortgage Securities<br>Series 2005-J, Class 2A1, CMO, ARM<br>5.073%, 11/25/35 | 202 | 160 |
| Wells Fargo Mortgage Backed Securities Trust<br>Series 2006-AR16, Class A1, CMO, ARM<br>5.667%, 10/25/36 | 39 | 31 |
| | | 305 |
| Total Non-U.S. Government Mortgage-Backed Securities (Cost $3,741) | | 3,943 |
| **U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 91.5%** | | |
| **U.S. Government Agency Obligations 1.5% (1)** | | |
| Federal Home Loan Mortgage | | |
| 5.50%, 12/1/34 | 448 | 474 |
| 6.00%, 8/1/36 - 10/1/36 | 311 | 332 |
| 6.50%, 7/1/14 | 103 | 110 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on October 31, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the year ended October 31, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 securities during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 investments held at October 31, 2009 totaled $4,000 for the year ended October 31, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended October 31, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 11% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges.

The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended October 31, 2009 and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

Interest Rate Swaps The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration and credit exposure. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are reflected as assets, and depreciated swaps are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of October 31, 2009, no collateral was pledged by either the fund or counterparties.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended October 31, 2009, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company, managed by Price Associates, that participates in the Term Asset-Backed Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans are generally nonrecourse in nature. The private fund has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital will generally be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of October 31, 2009, the fund had outstanding capital commitments in the amount of $1,382,000 which may be called at the discretion of the private fund’s manager.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $5,269,000 and $5,830,000, respectively, for the year ended October 31, 2009. Purchases and sales of U.S. government securities aggregated $133,949,000 and $73,337,000, respectively, for the year ended October 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2009 and October 31, 2008, totaled $6,089,000 and $3,902,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, unused capital loss carryforwards expire as follows: $100,000 in fiscal 2012, $461,000 in fiscal 2013, $653,000 in fiscal 2014, $220,000 in fiscal 2015, and $89,000 in fiscal 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and
Shareholders of T. Rowe Price Summit GNMA Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit GNMA Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent and recordkeeper, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $9,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1993	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern
2003	(2008 to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone Real
1993	Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[124]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice
2004	President, Summit Funds
[39]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit Funds	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price
Vice President

Christopher P. Brown (1977)	Assistant Vice President, T. Rowe Price; formerly
Vice President	Fixed-Income Analyst Trader, Riggs Investment
Advisors, Inc. (to 2005); Investment Analyst,
Cambridge Associates, LLC (to 2004)

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara-Yoch, CFA (1974)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Dylan Jones, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008); Senior Portfolio
Manager, Avenue Capital Group (to 2006), and
Senior Vice President, Portfolio Transactions,
Federal National Mortgage Association (to 2005)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price, T. Rowe Price
Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009